                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996


                                     CUSIP#'S 393505-PG1, PH9, PJ5PK2, PL0, PM8
                                     TRUST ACCOUNT #80-4145500
                                     REMITTANCE DATE: 9/16/96


                                                                       Total $                       Per $1,000
Class A Certificates                                                   Amount                         Original
- --------------------                                                 ---------                       ----------

(1a)  Amount available (including Monthly
      Servicing Fee)                                                 $4,060,436.70

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                             4,060,436.70

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate (6.00%)                                6.00%
         b. Class A-1 Interest                                          152,000.00                 2.66666667
         c. Class A-2 Remittance Rate (6.30%)                                6.30%
         d. Class A-2 Interest                                           89,600.00                 2.80000000
         e. Class A-3 Remittance Rate (6.50%)                                6.50%
         f. Class A-3 Interest                                          144,444.44                 2.88888880
         g. Class A-4 Remittance Rate (6.80%)                                6.80%
         h. Class A-4 Interest                                          235,733.33                 3.02222218
         i. Class A-5 Remittance Rate (7.10%)                                7.10%
         j. Class A-5 Interest                                           53,644.44                 3.15555529
         k. Class A-6 Rimittance Rate (7.65%)                                7.65%
         l. Class A-6 Interest                                          583,440.00                 3.40000000

(3)    Amount applied to:
       a. Unpaid Class A Interest
          Shortfall                                                            .00                        .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2


                                     CUSIP#'S 393505-PG1, PH9, PJ5PK2, PL0, PM8
                                     TRUST ACCOUNT #80-4145500
                                     REMITTANCE DATE: 9/16/96


                                                                        Total $                      Per $1,000
                                                                        Amount                       Original
                                                                     ---------------               ------------

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                                           .00                        .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                                       2,543,974.50                        N/A
           a. Scheduled Principal                                         256,147.99                        N/A
           b. Principal Prepayments                                     1,692,072.58                        N/A
           c. Liquidated Contracts                                               .00                        N/A
           d. Repurchases                                                        .00                        N/A
           e. Current Month Advanced Principal                            595,753.93                        N/A
           f. Prior Month Advanced Principal                                     .00                        N/A

     (6)  Pool Scheduled Principal Balance                            478,051,779.43

     (6b) Adjusted Pool Principal Balance                             477,456,025.50               994.70005313
     (6c) Pool Factor                                                     0.99470005

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date                               .00

     (8)  Class A Percentage for such Remittance
          Date                                                                92.50%

     (9)  Class A Percentage for the following
          Remittance Date                                                     92.46%

    (10)  Class A Principal Distribution:
          a. Class A-1                                                  2,543,974.50                44.63113158
          b. Class A-2                                                           .00                        .00
          c. Class A-3                                                           .00                        .00
          d. Class A-4                                                           .00                        .00
          e. Class A-5                                                           .00                        .00
          f. Class A-6                                                           .00                        .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3

                                            CUSIP#'S 393505-
                                            PG1, PH9, PJ5PK2, PL0, PM8
                                            TRUST ACCOUNT #80-4145500
                                            REMITTANCE DATE: 9/16/96


                                                                     Total $                 Per $1,000
                                                                     Amount                   Original
                                                                    ---------              -------------

 (11)  Class A-1 Principal Balance                              54,456,025.50               955.36886842
(11a)  Class A-1 Pool Factor                                        .95536887

 (12)  Class A-2 Principal Balance                              32,000,000.00               1000.0000000
(12a)  Class A-2 Pool Factor                                       1.00000000

 (13)  Class A-3 Principal Balance                              50,000,000.00               1000.0000000
(13a)  Class A-3 Pool Factor                                       1.00000000

 (14)  Class A-4 Principal Balance                              78,000,000.00               1000.0000000
(14a)  Class A-4 Pool Factor                                       1.00000000

 (15)  Class A-5 Principal Balance                              17,000,000.00               1000.0000000
(15a)  Class A-5 Pool Factor                                       1.00000000

 (16)  Class A-6 Principal Balance                             171,600,000.00              1000.0000000
(16a)  Class A-6 Pool Factor                                       1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                               .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 4

                                            CUSIP#'S 393505-
                                            PG1, PH9, PJ5PK2, PL0, PM8
                                            TRUST ACCOUNT #80-4145500
                                            REMITTANCE DATE: 9/16/96



C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

   (18)  31-59 days                                                  142,371.95                        3

   (19)  60 days or more                                                   0.00                        0

   (20)  Current Month Repossessions                                       0.00                        0

   (21)  Repossession Inventory                                            0.00                        0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

   (22)  Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for current Remittance Date                                .00%

         (b) Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                                                            .0%

   (23)  Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current Remittance Date                               .03%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                                                           .01%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 5

                                                       CUSIP#'S 393505-
                                                       PG1,PH9,PJ5PK2,PL0,PM8
                                                       TRUST ACCOUNT #80-4145500
                                                       REMITTANCE DATE: 9/16/96

(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31, 2002,
         8.5% from June 1, 2002 to May 31, 2003 and and 9.5%
         thereafter)                                                         0%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date                 0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                               0%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                15.50%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                        .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                  7.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 6

                                                    CUSIP NO. 393505PD8
                                                    TRUST ACCOUNT #80-4145500
                                                    REMITTANCE DATE: 9/16/96

                                                       Total $       Per $1,000
                                                       Amount         Original
                                                      --------      ------------
CLASS M1 CERTIFICATES
- ---------------------
 (28) Amount available (including Monthly
      Servicing Fee)                                  257,599.99

  A.  Interest
 (29) Aggregate interest
      a.   Class M-1 Remittance Rate (7.70%,
            unless Weighted Average Contract
            Rate is below 7.70%)                            7.70%
      b.   Class M-1 Interest                         131,413.33       3.42222214

 (30) Amount applied to Class M-1 Interest
       Deficiency Amount                                     .00                0

 (31) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                     .00                0

 (32) Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall               .00                0

 (33) Remaining:
      a.   Unpaid Class M-1 Interest Shortfall               .00                0

  B.  Principal
 (34) Formula Principal Distribution Amount                  .00              N/A
      a.   Scheduled Principal                               .00              N/A
      b.   Principal Prepayments                             .00              N/A
      c.   Liquidated Contracts                              .00              N/A
      d.   Repurchases                                       .00              N/A

 (35) Class M-1 Principal Balance                  38,400,000.00    1000.00000000
(35a) Class M-1 Pool Factor                           1.00000000

 (36) Class M-1 Percentage for such Remittance
      Date                                                  .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                             CLASS B1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 7

                                                       CUSIP NO. 393505-PP1,PQ9
                                                       TRUST ACCOUNT #80-4145500
                                                       REMITTANCE DATE: 9/16/96

                                                          Total $     Per $1,000
                                                           Amount      Original
                                                         ----------   ----------
(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                   .00   0.00000000

      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date              .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date                .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                          .00%

Class B1 Certificates
- -----------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1 Distribution
      amount (including Monthly Servicing Fee)           126,186.66

(2)   Class B-1 Remittance Rate (7.70% unless
      Weighted Average Contract Rate is below 7.70%)          7.70%

(3)   Aggregate Class B1 Interest                         65,706.66   3.42222188

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                     .00          .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                        .00          .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                         .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                         .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance
      Date                                                      .00

(8a)  Class B Percentage for such Remittance Date               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996       CUSIP NO. 393505PE6,PP1, PQ9
                                    Page 8          REMITTANCE DATE: 9/16/96

                                                         Total $      Per $1,000
                                                         Amount        Original
                                                      -------------   ----------

(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                   .00

(10a)  Class B1 Principal Shortfall                             .00

(10b)  Unpaid Class B1 Principal Shortfall                      .00

(11)   Class B Principal Balance                      36,000,000.00

(12)   Class B1 Principal Balance                     19,200,000.00

Class B2 Certificates
- ---------------------

(13)   Remaining Amount Available                         60,480.00

(14)   Class B-2 Remittance Rate (8.10%
       unless Weighted Average Contract
       Rate is less than 8.10%)                               8.10%

(15)   Aggregate Class B2 Interest                        60,480.00   3.60000000

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                    .00          .00

(17)   (Remaining Unpaid Class B2 Interest Shortfall            .00          .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                 .00

(19)   Class B2 Principal Liquidation Loss Amount               .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                     .00

(21)   Guarantee Payment                                        .00

(22)   Class B2 Principal Balance                     16,800,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                             CLASS B2 CERTIFICATES
                               MONTHLY REPORT
                                August, 1996            CUSIP NO. 393505-PP1,PQ9
                                   Page 9               REMITTANCE DATE: 9/16/96

                                                                   Total $                Per $1,000
                                                                   Amount                  Original
                                                              ------------------       -----------------
(23)    Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company
        or Green Tree Financial Corporation
        is the Servicer)                                                   .00

(24)    Class C Residual Payment                                           .00

(25)    Class M-1 Interest Deficiency on such
        Remittance Date                                                    .00

(26)    Class B-1 Interest Deficiency on such
        Remittance Date                                                    .00

(27)    Repossessed Contracts                                              .00

(28)    Repossessed Contracts Remaining
        in Inventory                                                       .00

(29)    Weighted Average Contract Rate                                10.41972